Exhibit 99.1 neuroinnovation Meeting Patient Needs Growing Value INVESTOR PRESENTATION | JUNE 2020 NYSE: BHVN © 2020 Biohaven Pharmaceuticals Inc. All rights reserved.

Disclaimer This presentation contains forward-looking statements within the meaning of “safe harbor” provisions of The Private Securities Litigation Reform Act of 1995, including: statements about Biohaven Pharmaceutical Holding Company Ltd. (The ”Company”) and our plans to develop and commercialize our product candidates, our planned clinical trials for our rimegepant, vazegepant (BHV-3500), troriluzole, BHV-5000 and verdiperstat development programs, the timing of the availability of data from our clinical trials, the timing of our planned regulatory filings, the timing of and our ability to obtain and maintain regulatory approvals for our product candidates and the clinical potential utility of our product candidates, alone and as compared to other existing or potential treatment options. These statements involve substantial known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements and from the Company's current expectations. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. The forward-looking statements in this presentation represent our views as of the date of this presentation. Subsequent events and developments may cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no obligation to do so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. For further information regarding these risks, uncertainties and other factors, you should read the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the Securities and Exchange Commission (the ”SEC”) on February 26, 2020 and the Company’s other reports filed with the SEC. References to www.biohavenpharma.com in this presentation are not intended to, nor shall they be deemed to, incorporate information on such website into this presentation by reference. This presentation also contains market data and other statistical information that are based on independent industry publications, reports by market research firms or published independent sources. Some market data and statistical information are also based on the Company's good faith estimates, which are derived from management's knowledge of its industry and such independent sources referred to above. While the Company is not aware of any misstatements regarding the market and industry data presented herein, such data involve risks and uncertainties and are subject to change based on various factors. JUNE 2020 BIOHAVEN INVESTOR PRESENTATION 2

About Biohaven is a clinical-stage biopharmaceutical company, headquartered in New Haven, CT LISTED ON THE NEW YORK STOCK EXCHANGE (BHVN) PIPELINE INCLUDES PROVEN LEADERSHIP in industry and academic COMMITTED TO IMPROVING settings with a unique FULL OPERATIONS THE LIVES OF PATIENTS 6 development approach to support independent by advancing first-in-class products across commercialization and best-in-class therapies 3 technology platforms Biohaven is focused on innovative pharmaceutical solutions to address unmet needs in the treatment of neurological diseases JUNE 2020 BIOHAVEN INVESTOR PRESENTATION 3

Biohaven's Neuroinnovation Portfolio

Late Stage Development Pipeline

Target	Program 1	Program 2	Program 3	Program 4	Program 5	Program 6
CGRP antagonism	**NURTEC™ ODT FDA Approved** Zydis® ODT Acute Migraine COMPLETED-POSITIVE	**RIMEGEPANT Phase 3** Acute Migraine COMPLETED-POSITIVE	**RIMEGEPANT Phase 3** Long-Term Safety Study COMPLETED-POSITIVE	**RIMEGEPANT Phase 3** Preventive Migraine COMPLETED-POSITIVE	**VAZEGEPANT Phase 2/3** Intranasal Acute Migraine COMPLETED-POSITIVE	**VAZEGEPANT Phase 3** Intranasal Acute Migraine 4Q2020/1Q2021 Topline
GLUTAMATE modulation	**TRORILUZOLE Phase 2/3** Alzheimer's Disease (AD) Passed Interim Analysis LPLT 4Q2020	**TRORILUZOLE Phase 2/3** OCD 2Q2020 Topline	**TRORILUZOLE Phase 3** Spinocerebellar Ataxia Initiated 1Q2019	**BHV-5000 Phase 1** Neuropsychiatric Indications		
MPO inhibition	**VERDIPERSTAT Phase 3** Multiple System Atrophy 2021 Topline	**VERDIPERSTAT Phase 3** Amyotrophic Lateral Sclerosis 2Q2020 Planned Start				

Pre-Clinical

Target	Indication
TDP-43	Amyotrophic Lateral Sclerosis
UC1MT	Neurological Indications

Rimegepant: formerly BHV-3000; Vazegepant: formerly BHV-3500; MPO: Myeloperoxidase; TDP-43: TAR DNA-binding protein 43; UC1MT: monoclonal antibody targeting extracellular metallothionein

JUNE 2020 BIOHAVEN INVESTOR PRESENTATION 4

CGRP Receptor Antagonist Platform: Redefining the Treatment of Migraine

Migraine Significantly Impairs Patients’ Lives Migraine affects ~15% of the US population1 with prevalence highest during peak employment years (25–55 years of age)3 1 in 5 women2 20,000 per 100,000 women 1 in 16 men2 6,250 per 100,000 men • Chronic neurological disease characterized by disabling attacks2 • Reduced functionality, disrupting daily lives, work productivity, and social interactions2,4 • Severity, frequency, and characteristics of migraine vary among patients, and often within the same patient over time2 Regardless of frequency, severity, or use of preventative treatment, all patients require effective acute treatment for their migraine attacks. References: 1. Burch R, Rizzoli P, Loder E. Headache. 2018;58(4):496–505. 2. The American Headache Society. Headache. 2019;59(1):1–18. 3. Bonafede M, Cai Q, Capell K. JMCP. 2017;23(11):1169–1176. 4. Martelletti P et al. J Headache Pain. 2018;19(1):115. JUNE 2020 BIOHAVEN INVESTOR PRESENTATION 6

Migraine Attacks: A Leading Cause of Economic Burden in US Annual total costs for migraine in the US are estimated at $27 BILLION1 ~25% OF ER VISITS FOR MIGRAINE were followed by a second ER visit for headache in <6 months2 In a study of over 850,000 patients with migraine, patients with 2 or more migraine-related ER visits incurred $3,125 MORE total all-cause costs vs those with less than 2 visits3 Direct health care costs associated with migraine (including interventions) are significant and affect patients, their families, and employers4 References: 1. The American Headache Society. Headache. 2019;59(1):1-18. 2. Migraine Resource Center website. https://www.mdedge.com/neurology/ migraineresourcecenter/article/160613/headache-migraine/migraine-often-results. Accessed August 8, 2019. 3. Bonafede M, Cai Q, Cappell K. JMCP. 2017;23(11):1169-1176. 4. Bonafede M, Sapra S, Shah N et al. Headache. 2018;58(5):700-714. JUNE 2020 BIOHAVEN INVESTOR PRESENTATION 7

Patients Report Low Satisfaction With Current Acute Treatments and High Abandonment Rates Across the Spectrum of Therapies ABANDONMENT RATES OF ACUTE MIGRAINE TREATMENTS1 PRESCRIPTION NSAIDs TRIPTANS ERGOT DERIVATIVES ANALGESICS 50% 45% 38% 35% § In a large survey, only 40% reported satisfaction with their current migraine treatment plan2 § Migraine patients twice as likely to use opioids, and had 1.8x the number of opioid scripts per patient3 References: 1. Migraine.com. https://migraine.com/infographic/migraine-is-more-than-a-headache-its-a-life-ache/. Published August 30, 2016. Accessed September 9, 2019. 2. Data on file, Biohaven Pharmaceuticals 3. Bonafede M, Cai Q, Cappell K. JMCP. 2017;23(11):1169-1176. JUNE 2020 BIOHAVEN INVESTOR PRESENTATION 8

Oral CGRP Receptor Antagonists Address Unmet Needs of Current Acute Treatments

Nonresponders	Cannot tolerate	Recurrence	Cardiovascular Contraindications	Medication Overuse Headache (MOH)
				
Up to 55% of people do not have sufficient relief with currently available treatments[1]	43% experience AEs within 24 hours[2]	17% to 40% experience return of migraine pain/symptoms within 24 hours[3]	Approximately 2.6M in the US[4]	Overuse of many current acute therapies can cause MOH[5]

References: 1. Lipton RB et al. *Headache.* 2017;57(7):1026-1040. 2. Derry CJ et al. *Cochrane Database Syst Rev.* 2012;2(2):CD008615. 3. Géraud G et al. *Headache.* 2003;43(4):376-388. 4. Buse DC et al. *Headache.* 2017;57(1):31-44. 5. Schwedt TJ et al. *J Headache Pain.* 2018;19(1):38.

biohaven pharmaceuticals

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Now FDA Approved JUNE 2020 BIOHAVEN INVESTOR PRESENTATION 10

The Convenience of a Single Nurtec ODT 75 mg Dose

The *first* and *only* CGRP receptor antagonist available in a quick-dissolve ODT[1]

Ready



Nurtec ODT is **removed from the blister pack immediately** before use[1]

Set



Placed under or on the tongue, it **dissolves within seconds**— no water necessary[1,2]

Go



In clinical trials, some patients experienced pain relief and returned to **normal function in just 60 minutes** with Nurtec ODT[3,*]

Important Safety Information: If a serious hypersensitivity reaction occurs, discontinue Nurtec ODT and initiate appropriate therapy. Serious hypersensitivity reactions have included dyspnea and rash, and have occurred days after administration.

*37% (n=246/669) of patients experienced pain relief vs 31% (n=213/682) on placebo ($P<0.05$). 22% (n=149/669) of patients experienced freedom from functional disability vs 16% (n=108/682) on placebo ($P=0.0025$).[3,4]

1. Nurtec ODT [prescribing information]. New Haven, CT: Biohaven Pharmaceuticals, Inc; 2020. 2. Catalent. https://consumerhealth.catalent.com/over-the-counter/zydis-odt-technology/. Accessed February 20, 2020.
3. Croop R et al. *Lancet.* 2019;394(10200):737-745. 4. Data on file. Biohaven Pharmaceuticals; 2019.

biohaven pharmaceuticals

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Nurtec ODT Blister Pack (8-count) JUNE 2020 BIOHAVEN INVESTOR PRESENTATION 12

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“In our analysis of the cost effectiveness…we found that for patients for whom triptans are not effective, not tolerated, or are contraindicated…rimegepant…[is] cost effective at commonly used thresholds.” ICER Report Feb 25th 2020, Page ES18 Atlas S, Touchette D, Agboola F, Lee T, Chapman R, Pearson S D, Rind D M. Acute Treatments for Migraine: Effectiveness and Value. Institute for Clinical and Economic Review, February 25, 2020. http://icer-review.org/material/acute-migraine-evidence-report/ JUNE 2020 BIOHAVEN INVESTOR PRESENTATION 18

Pivotal Phase 3 Rimegepant data published
biohaven pharmaceuticals
The NEW ENGLAND JOURNAL of MEDICINE
JULY 11, 2019


Pivotal Phase 3 Rimegepant ODT trial results published
biohaven pharmaceuticals
THE LANCET

Rimegepant: Three Positive Phase 3 Trials, 1-Year Safety

- Lipton, R. B., et al. (2019). "Rimegepant, an Oral Calcitonin Gene-Related Peptide Receptor Antagonist, for Migraine." N Engl J Med 381(2): 142-149.
- Croop, R., et al. (2019). "Efficacy, safety, and tolerability of rimegepant orally disintegrating tablet for the acute treatment of migraine: a randomised, phase 3, double-blind, placebo-controlled trial." Lancet 394(10200): 737-745.
- *Patients may have been double counted if enrolled in both the long-term safety study 201, and a phase 3 trial. ODT, orally dissolving tablet.

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2% 1,798 patients were exposed to No individual AE had an incidence greater than 2%1;3* 113,000 doses of rimegepant IMPORTANT SAFETY INFORMATION Contraindications: Hypersensitivity to Nurtec ODT or any of its components. Warnings and Precautions: If a serious hypersensitivity reaction occurs, discontinue Nurtec ODT and initiate appropriate therapy. Serious hypersensitivity reactions have included dyspnea and rash, and have occurred days after administration in less than 1% of patients. Adverse Reactions: The most common adverse reaction was nausea (2% of patients). JUNE 2020 BIOHAVEN INVESTOR PRESENTATION 20

Important Safety Information INDICATION Nurtec™ ODT (rimegepant) is indicated for the acute treatment of migraine with or without aura in adults. Limitations of Use Nurtec ODT is not indicated for the preventive treatment of migraine. IMPORTANT SAFETY INFORMATION Contraindications: Hypersensitivity to Nurtec ODT or any of its components. Warnings and Precautions: If a serious hypersensitivity reaction occurs, discontinue Nurtec ODT and initiate appropriate therapy. Serious hypersensitivity reactions have included dyspnea and rash, and can occur days after administration. Adverse Reactions: The most common adverse reaction was nausea (2% in patients who received Nurtec ODT compared to 0.4% in patients who received placebo). Hypersensitivity, including dyspnea and rash, occurred in less than 1% of patients treated with Nurtec ODT. Drug Interactions: Avoid concomitant administration of Nurtec ODT with strong inhibitors of CYP3A4, strong or moderate inducers of CYP3A or inhibitors of P-gp or BCRP. Avoid another dose of Nurtec ODT within 48 hours when it is administered with moderate inhibitors of CYP3A4. Use in Specific Populations: Pregnant/breast feeding: It is not known if Nurtec ODT can harm an unborn baby or if it passes into breast milk. Hepatic impairment: Avoid use of Nurtec ODT in persons with severe hepatic impairment. Renal impairment: Avoid use in patients with end- stage renal disease. Please see full Prescribing Information available at www.nurtec.com JUNE 2020 BIOHAVEN INVESTOR PRESENTATION 21

Rimegepant 1-Year Long-Term Safety to Capture Real World Patient Usage Patients Received Free SCREENING/ TREATMENT PERIOD END of Treatment Access to Daily Supply1 BASELINE up to 52 Weeks or Early D/C Visit of Rimegepant for 1 year • Assess Long-Term Safety 30-day • Determine Patient Utilization Observation Phase • Assess Migraine Frequency and Disability Dispense Start treatment Stop treatment 1. Patients were dispensed open label rimegepant 75 mg in bottles containing 30 tablets; A maximum of 1 tablet per calendar day was permitted JUNE 2020 BIOHAVEN INVESTOR PRESENTATION 22

Median Monthly Usage: < 8 pills/month over 1-Year with PRN Dosing

- PRN protocol allowed dosing **up to once per calendar day**

	Rimegepant 75 mg Tablets Treated Subjects Average rimegepant exposure [tablets per 4 weeks]	
	PRN Dosing 2–8 cohort {attack history/mo} (n=1031)	**PRN Dosing** 9–14 cohort {attack history/mo} (n=481)
Mean (SD)	5.6 (3.50)	8.5 (4.20)
Median	**4.9**	**7.8**

- To further test safety, patients in additional EOD+PRN group received scheduled every other day dosing (EOD) and could also dose PRN on nonscheduled dosing days for up to 3 months (n=286): median usage = 14.2 tablets per month (based on 28-day month)

Tablets per 4 weeks are based on 4-week (28-day) intervals in the long-term treatment period.
Data on file. Study 201: Biohaven Pharmaceuticals; 2019.

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Rimegepant Reduced Total Migraine Disability (MIDAS) by ~50% in 1-Year Study Migraine Disability Assessment Score Severe 35 33 33.9 P<0.0001 versus baseline for all time points 31 Rimegepant demonstrated 29 improvements in mean 27 change from baseline by 25 ~50% for total MIDAS over the 23 Level of Disability course of 1-year 21 20.7 19 17 19.1 - 48.3% Mean MIDAS Total Score Mean MIDAS Total Moderate 17.5 16.4 15 0 weeks 12 Weeks 24 Weeks 36 Weeks 52 weeks MIDAS, Migraine Disability Assessment. Validated, 5-item instrument that queries migraine-related absenteeism and lost productivity at work, school, and home, as well as missed family, social, and leisure activities Reference: Biohaven presents data demonstrating reduction in migraine-related disability and improvement in patient reported outcomes after oral treatment with rimegepant at the international headache conference late breaking session. Biohaven Pharmaceuticals website. https://www.biohavenpharma.com/investors/news-events/press-releases/09-09-2019. Published September 9, 2019. Accessed September 12, 2019. JUNE 2020 BIOHAVEN INVESTOR PRESENTATION 24

Rimegepant 75 mg Up to Once Daily Reduces Lost Productivity Time by Approximately 50% Absenteeism Days Mean Item Score of missed work, 20 17.8 18 school, household, P<0.0001 versus baseline 16 Significant improvements social or leisure 16.2 for all time points activities due to 14 in absenteeism and 12 10.7 migraine 9.6 8.9 8.9 presenteeism items were seen 10 throughout treatment follow-up 8 10 9.4 8.7 8.4 Presenteeism 6 Days when 4 2 migraine interfered 0 with work, school, baseline 12 24 36 52 household, social ABSENTEEISM PRESENTEEISM or leisure activities Week Reference: Biohaven presents data demonstrating reduction in migraine-related disability and improvement in patient reported outcomes after oral treatment with rimegepant at the international headache conference late breaking session. Biohaven Pharmaceuticals website. https://www.biohavenpharma.com/investors/news-events/press-releases/09-09-2019. Published September 9, 2019. Accessed September 12, 2019. JUNE 2020 BIOHAVEN INVESTOR PRESENTATION 25

Rimegepant Shows Reduction in Moderate-to-Severe Migraine Days Irrespective of Baseline Migraine Frequency RIMEGEPANT LONG-TERM SAFETY – STUDY 201, INTERIM ANALYSIS 21FEB2019 o M 60% 48.4% 48.6% 50% 46.2% 48.4% of subjects in the EOD+PRN cohort 40% during month 3 achieved ≥50% reduction from baseline of moderate-to-severe 30% migraine days per month with rimegepant 20% Severe Migraine Days/ 75 mg (n=244) - to - 10% 0% Patients Showing ≥50% Reduction in Moderate All <14 ≥14 n=244 n=218 n=26 Migraine Frequency in Observation (days) Reference: Lipton R et al. Presented at the 2019 American Academy of Neurology Annual Meeting; May 4-10, 2019; Philadelphia, PA. Poster P235LB JUNE 2020 BIOHAVEN INVESTOR PRESENTATION 26

Biohaven Achieves Positive Results in Pivotal Trial of Oral NURTEC™, Dosed Every Other Day, for the Preventive Treatment of Migraine • Rimegepant 75 mg, dosed every other day, demonstrates statistically significant superiority, compared to placebo, on the primary endpoint of reduction in the mean number of migraine days per month • Orally administered rimegepant 75 mg, approved earlier this year for the acute treatment of migraine, is the only CGRP targeting therapy to demonstrate efficacy in both the acute and preventive treatment of migraine • Biohaven plans to engage the FDA and European Medicines Agency to submit a sNDA and MAA, respectively, for rimegepant for the indication of preventive treatment of migraine JUNE 2020 BIOHAVEN INVESTOR PRESENTATION 27

Study BHV3000-305: Phase 3 Randomized Study Investigating the Safety and Efficacy of Rimegepant 75 mg for Preventive Treatment of Migraine Rimegepant 75 mg EOD Dosing Baseline Treatment Phase Observation Period Dosed Every Other Day (EOD) End of Study Visit 28 Day Up to 12 Weeks Rimegepant 75 mg (n=370) Study 305 History of 4 to 18 migraine days R End of Study (N=741) per month 1:1 Visit Placebo (n=371) R randomization Objective: Assess Rimegepant 75 mg versus placebo on safety, efficacy and tolerability in the preventive treatment of migraine JUNE 2020 BIOHAVEN INVESTOR PRESENTATION 28

Rimegepant Met Primary Endpoint – Showed Superiority to Placebo in Reduction of Monthly Migraine Days (MMD) with 75 mg Every Other Day (EOD) Dosing



Placebo
Every Other Day
N=347
Rimegepant 75 mg
Every Other Day
N=348
Mean Change from Baseline in Monthly Migraine Days at 3 Months
-1
-2
-3
-4
-5
-3.5
-4.3
p < 0.01 a

- **Rimegepant 75 mg EOD** treated patients demonstrated **4.3 day reduction from baseline in monthly migraine days** at month 3 compared to a 3.5 day reduction in the placebo group, $p < 0.01$.
  - Baseline MMDs = **10.1** during observation period across all evaluable subjects

[a] Figure shows model-based estimates of the change from baseline for evaluable mITT cohort. **MMD** monthly migraine days. **EOD** every other day dosing

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BIOHAVEN INVESTOR PRESENTATION
29

Rimegepant EOD Met Key Secondary Endpoint – Superiority to Placebo in % Patients with ≥50% Reduction from Baseline in Moderate-Severe MMDs at 3 Months



Placebo
Every Other Day
N=347
Rimegepant 75 mg
Every Other Day
N=348
% Patients Showing ≥50% Reduction in Moderate to Severe Migraine Days/mo[a]
0
-10
-20
-30
-40
-50
-41.5
-49.1
p < 0.05

- **49.1%** of rimegepant-treated subjects **achieved ≥50% reduction, from baseline, in moderate to severe migraine days per month** at month 3, compared to 41.5% for placebo, $p < 0.05$
  - Baseline MMDs = **10.1** during observation period across all evaluable subjects

[a] Figure shows model-based estimates of the change from baseline for evaluable mITT cohort. **Moderate-Severe** pain intensity. **MMD** monthly migraine days. **EOD** every other day dosing

JUNE 2020 BIOHAVEN INVESTOR PRESENTATION 30

Oral NURTEC™ is First CGRP Targeting Medication to Show “Dual-Therapy Action” with Both Acute and Preventive Treatment Benefits • Patients treated with oral NURTEC (rimegepant 75 mg), dosed every other day, demonstrated superiority over placebo on the primary endpoint of reduction in the mean number of migraine days per month, and key secondary outcome measure assessing the proportion of patients who achieved a ≥50% reduction in moderate-to-severe migraine days at month 3 • Patients receiving the drug every other day experienced a statistically significant 4.3 day reduction from baseline in monthly migraine days, compared to 3.5 day reduction in the placebo group, p < 0.01 • 49.1% of patients treated with NURTEC 75 mg showed a ≥50% reduction from their baseline number of moderate-to-severe migraine days at month 3 compared to 41.5% of placebo-treated patients, p < 0.05 • Nurtec™ ODT 75 mg was approved earlier this year for the acute treatment of migraine showing rapid onset within 60 minutes and durable benefits out to 48 hours with a single dose • Nurtec is part of Biohaven’s NOJECTIONTM CGRP receptor antagonist platform and is the first therapy to complete pivotal trials that demonstrate efficacy in both acute and preventive treatment of migraine JUNE 2020 BIOHAVEN INVESTOR PRESENTATION 31

Commercial and Launch Readiness

Nurtec™ ODT ‘Surround Sound’ Marketing Plan Core HCP Rep Promotion >500 Key Characteristics: Ø Competitive share of voice Consumer Omni-Channel Peer-2-Peer Ø Highly targeted (Awareness & Activation) (Engagement & Education) Ø Modern, ‘social first’ mindset HCP Omni-Channel (Awareness & Engagement) JUNE 2020 BIOHAVEN INVESTOR PRESENTATION 33

Launch Payer Mix for CGRP Migraine Prevention Class (6 Months) Payment Type Commercial / Assistance 88.3% 89.3% 89.3% 87.1% Programs Medicare 6.0% 4.2% 5.2% 6.0% Cash 2.8% 3.7% 2.8% 3.7% Medicaid 2.6% 2.9% 2.7% 3.2% Totals 100% 100% 100% 100% *Ubrelvy data through 3 weeks of launch ending 2/7/20 JUNE 2020 BIOHAVEN INVESTOR PRESENTATION 3434

Managed Markets Customer Engagements JUNE 2020 BIOHAVEN INVESTOR PRESENTATION 3535

Market Access Pie Deck/Clinical Presentation Penetration Completed / Scheduled Presentations All Targeted Accounts Total Lives % Total All Accounts Completed 275,488,361 84.6% Scheduled 36,624,214 11.3% 95.9% Pending 13,427,838 4.1% Total 325,540,383 100.0% A Priority Accounts Lives % Total “A” Accounts Completed 211,198,254 94.6% Scheduled 7,289,528 3.3% 97.9% Pending 4,751,116 2.1% Total 223,238,898 100.0% B Priority Accounts Lives % Total “B” Accounts Completed 64,290,107 62.8% Scheduled 29,334,656 28.7% 91.5% Pending 8,676,722 8.5% Total 102,301,485 100.0% JUNE 2020 BIOHAVEN INVESTOR PRESENTATION 3636

Nurtec ODT Formulary Access Update: 120M Covered Lives 140 • Launch to date, 120M covered lives 120 with recent contracted formulary wins: • CVS 100 • Aetna 80 • HealthPartners • and key PBMs/health plans 60 • Medicaid access ahead of plan: Covered Lives (MM) Lives Covered 40 • Nurtec ODT with advantaged coverage vs Ubrelvy on six state 20 Medicaid plans 0 • Medicare access on schedule May June (Actual) (Actual*) * Not fully reflected in MMIT or Fingertip Formularies covered lives data as of June 1st

Established Treatments: Options for Acute Treatment of Migraine

	Triptans	NSAIDs	Opioids
Examples	Sumatriptan, naratriptan, zolmitriptan[1]	Diclofenac, ketoprofen, flurbiprofen[2,3]	Butorphanol, morphine, hydromorphone[2,5]
Migraine-specific treatment?	Yes[1]	No[3]	No[6]
Use	• Moderate or severe attacks OR[2] • Mild-to-moderate that respond poorly to NSAIDs or caffeinated combinations[2]	Mild-to-moderate attacks[2]	Used for moderate-to-severe migraine[7]
Shortcomings	Use with caution in patients who have:[1,2] • Coronary artery disease • Peripheral vascular disease • Uncontrolled hypertension • Other vascular risk factors and disorders • Concomitant SSRI use	• Can cause serious gastrointestinal and cardiovascular side effects[4] • May be associated with delays in absorption due to gastric hypomotility during migraine attacks[3]	• Short-acting opioids have the potential for physical dependence and/or psychological addiction[7] • May worsen patient's primary migraine disease through overuse[7]

*Excedrin Migraine contains NSAID and nonNSAID ingredients.

References: **1.** Rothrock JF, Friedman DI. American Headache Society website. https://americanheadachesociety.org/wp-content/uploads/2018/05/John_Rothrock_and_Deborah_Friedman_-_Triptans.pdf. Accessed September 9, 2019. **2.** The American Headache Society. *Headache*. 2019;59(1):1-18. **3.** Pardutz A, Schoenen J. *Pharmaceuticals*. 2010;3:1966-1987. **4.** Varga Z, Sabzwari SRA, Vargova V. *Cureus*. 2017; 9(4):e1144. **5.** Dodson H, Bhula J, Eriksson S et al. *Cureus*. 2018;10(4):e2439. doi:10.7759/cureus.2439. **6.** Franklin GM. *Neurology*. 2014;83:1277-1284. **7.** American Migraine Foundation website. https://americanmigrainefoundation.org/resource-library/opioid-therapy-migraine/. Published October 12, 2007. Accessed September 9, 2019.

biohaven pharmaceuticals

JUNE 2020 BIOHAVEN INVESTOR PRESENTATION 38

REYVOW™ (Lasmiditan): Serotonin (5-HT) 1F Receptor Agonist

Label Indication: Acute Treatment of Migraine

DRIVING IMPAIRMENT
Advise patients not to drive for 8 hours

Driving Impairment
REYVOW may cause significant driving impairment. In a driving study, administration of single 50 mg, 100 mg, or 200 mg doses of REYVOW significantly impaired subjects' ability to drive.

Patient who cannot follow this advice should not take REYVOW.

Prescribers and patients should be aware that patients may not be able to assess their own driving competence and the degree of impairment caused by REYVOW.

CNS DEPRESSION, SEROTONIN SYNDROME & MEDICATION OVERUSE HEADACHES
(detoxification may be necessary)

5.2 Central Nervous System Depression
REYVOW may cause central nervous system (CNS) depression, including dizziness and sedation.
Because of the potential for REYVOW to cause sedation, other cognitive and/or neuropsychiatric adverse reactions, and driving impairment, REYVOW should be used with caution if used in combination with alcohol or other CNS depressants.

Serotonin Syndrome
In clinical trials, reactions consistent with serotonin syndrome were reported in patients treated with REYVOW who were not taking any other drugs associated with serotonin syndrome. Serotonin syndrome may also occur with REYVOW during coadministration with serotonergic drugs…

Medication Overuse Headache
Overuse of acute migraine drugs (e.g., ergotamines, triptans, opioids, or a combination of these drugs for 10 or more days per month) may lead to exacerbation of headache…

Schedule V

9.1 Controlled Substance
REYVOW contains lasmiditan, a Schedule V controlled substance.

9.2 Abuse
…With all doses of REYVOW, subjects reported statistically significantly higher "drug liking" scores than placebo, indicating that REYVOW has abuse potential….

JUNE 2020 BIOHAVEN INVESTOR PRESENTATION 39

Vazegepant: First and Only Third-Generation, Vazegepant Structural Intranasal CGRP Receptor Antagonist Diversity vs. Rimegepant FIRST INTRANASAL FORMULATION OF A SMALL MOLECULE CGRP RECEPTOR ANTAGONIST Vazegepant • Superior chemical attributes • Potent antagonist at the human CGRP receptor • Highly soluble and high free fraction • US composition of matter protection to March 20311 • Multiple potential routes of delivery hCGRP Ki = 23 pM • Nasal, inhalation and oral • Vazegepant Achieved Positive Topline Results in Pivotal Phase 2/3 Study Rimegepant • 10 and 20 mg achieved statistical superiority to placebo on regulatory endpoints of pain freedom and freedom from most bothersome symptom at 2 hours • Vazegepant showed evidence of rapid onset with pain relief as early as 15 minutes, return to normal function at hCGRP Ki = 32 pM 30 min and sustained benefits through 48 hours 1. Patent expiration, not including patent term adjustment or any potential patent term extensions JUNE 2020 BIOHAVEN INVESTOR PRESENTATION 40

Vazegepant 10 mg and 20 mg Demonstrated Early Separation From Placebo at 15, 60 and 120 Minutes, Durable Through 24–48 Hours VAZEGEPANT PHASE 2/3 — STUDY BHV3500-201, 10MG & 20MG INTRANASAL Pain Relief to 2 Hours1 & Sustained Pain Relief 2-24/48 Hours2 Post-Single Dosing with Vazegepant Intranasal Placebo (n=401) 61% 61% Vazegepant 10 mg (n=391) 60 Vazegepant 20 mg (n=402) 50% 46% 45% 50 54% 43% 40% 39% 40 30% 42% 27% 30 36% 33% 18% 20 15% 25% 10 10% 0 // % of Patients with Pain Relief with Pain % of Patients 15 min 30 min 60 min 120 min 2-24 hr 2-48 hr Time Single Dose of Vazegepant, No Rescue Meds 1. Pain Relief is defined as patients who have either mild-pain or no-pain during the specified interval. 2. Sustained Pain Relief is defined as patients having mild-to-no-pain at 2 hours and continuing to the end of the specified interval. Estimates computed using the mITT population and CMH methods (mean ± Alpha’s Standard Error). Subjects using rescue medications at or before the assessment, and subjects not providing data, are classified as failures. JUNE 2020 BIOHAVEN INVESTOR PRESENTATION 41

GLUTAMATE PLATFORM Therapies for Neurologic and Neuropsychiatric Indications

The Role of Glutamate: Present in 90% of Brain Synapses EXCITOTOXICITY NORMAL FUNCTION Diseased State Healthy State STRESS DEMENTIA RESILIENCE MEMORY AMYOTROPHIC LATERAL SCLEROSIS LEARNING SYNAPTO- DEPRESSION ANXIETY PLASTICITY NEURONAL ABNORMAL CELL GROWTH CONNECTIONS NEURO- STROKE MELANOMA TRANSMISSION MOOD NEURODEGENERATION NEUROTROPHIC CANCER STRESS PAIN SPINOCEREBELLAR ATAXIA ACTION POTENTIAL CELL RETT SYNDROME SURVIVAL COGNITION NEUROTOXICITY SEIZURES Biohaven is focused on normalizing glutamate to treat disease JUNE 2020 BIOHAVEN INVESTOR PRESENTATION 43

Glutamate Mechanisms of Action in CNS 1 Glutamate Transporter Modulation • Troriluzole 2 Glutamate NMDA Receptor Antagonism • BHV-5000 1 Third-party clinical trials provide basis for exploration of troriluzole and BHV-5000 in 2 multiple neurologic and neuropsychiatric disorders JUNE 2020 BIOHAVEN INVESTOR PRESENTATION 44

Riluzole (Rilutek®): Use and Limitations

UNMET MEDICAL NEED IN ALS

Riluzole (Rilutek®) is approved for the treatment of patients with amyotrophic lateral sclerosis (ALS) and proven to extend survival

- Originally marketed by Sanofi, received FDA approval in 1995
- In 2013, the FDA approved the first generic versions of riluzole
- Doses above 100 mg for efficacy not approved due to dose-dependent liver effects

BENEFITS

✓ Mechanism of action well understood

✓ Neuroprotective, survival benefit in ALS

✓ Well tolerated, safe in clinical settings at approved dose

LIMITATIONS

✘ Twice daily dosing, low bioavailability

✘ Fasting required for 6 hours/day, can't be taken with meals

✘ Dose dependent LFT liability[1]

✘ Marked PK variability

✘ High drug burden relative to efficacy[2]

✘ Only one approved indication (ALS)

biohaven pharmaceuticals

1. LFT = liver function test
2. Poor oral bioavailability results in a high liver burden relative to efficacy as ~40% is either not absorbed or is metabolized in the liver

JUNE 2020 BIOHAVEN INVESTOR PRESENTATION 45

Troriluzole: Rational Drug Discovery to Optimize Therapy • Improved absorption • Enhanced bioavailability • Reduced drug burden • Reduced first pass metabolism • Favorable safety profile • Once-daily dosing JUNE 2020 BIOHAVEN INVESTOR PRESENTATION 46

Peptide Transporter 1 Enhances Absorption of Troriluzole ACTIVE ABSORPTION IN INTESTINAL TRACT BY PEPT1 PepT1 PepT1 = Peptide Transporter 1 JUNE 2020 BIOHAVEN INVESTOR PRESENTATION 47

Troriluzole: Targeted Lead-Indication Development Strategy Neurodegenerative Obsessive-Compulsive Cerebellar Disorders & Related Disorders Disorders Lead indications Mild-to-Moderate Obsessive-Compulsive Spinocerebellar across an array of Alzheimer’s Disease* Disorder Ataxia (SCA) potential neurologic and neuropsychiatric indications Prodromal Trichotillomania Friedreich’s Ataxia Alzheimer’s Disease ALS (High Dose) Hoarding Disorder Sporadic Ataxia Other Ataxias Essential Tremor* * = Third-party study / collaboration ongoing or planned (ADCS Collaboration for AD; ET Study Group Collaboration for ET) JUNE 2020 BIOHAVEN INVESTOR PRESENTATION 48

Pathological Features of Alzheimer’s Disease • Brain atrophy • Neuronal cell death • Amyloid and tau pathology • Synapse loss (most highly correlated with clinical symptoms) • Glial cell dysfunction Congdon Nat Rev Neurol. 2018;14(7):399-415 JUNE 2020 BIOHAVEN INVESTOR PRESENTATION 49

Glutamate Transporter (GLT-1) Is Reduced in Human AD Brains HEALTHY HUMAN BRAIN ALZHEIMER'S DISEASE Human autopsy observations from AD and controls (n=13) GLT-1 immunoreactivity in temporal neocortex area in AD is significantly weaker than that in control A. Hosi et al. Neuropathology and Applied Neurobiology (2018) JUNE 2020 BIOHAVEN INVESTOR PRESENTATION 50

Riluzole Rescues Symptoms, Function and Pathology in AD Animal Models

Increases GLT-1 Glutamate Transporter[4]



CA1
DG
Vehicle control
CA1
DG
RLZ treated

Rescues Cognitive Symptoms (Learning and Memory)



Exploration Time (sec)
Young-control
Aged-treated
Aged-control
Time (min)

Y-maze

Riluzole-treated aged animals perform like young-controls[1]

Morris water maze [2,3]



Water Maze Errors
1.6
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
5M
7.5M
Control
TauP301L
Riluzole + TauP301L

Riluzole-treated tau-overexpressing animals perform like controls

Reduces Amyloid and Tau Pathology

Reduces amyloid plaque[5]



5XFAD
5XFAD-Riluzole
TS+ plaques Subiculum
Aβ Plaques

Reduces p-tau[2]



CP-13/Actin (Relative Ratio)
Control
TauP301L
Riluzole + TauP301L

1. Pereira Proc Natl Acad Sci 2014; 2.Hunsberger J Neurochem 2015; 3. Hunsberger, Metab Brain Dis 2016; 4. Pereira Molecular Psychiatry 2017; 5. Okamoto Transl Psychiatry 2018

JUNE 2020 BIOHAVEN INVESTOR PRESENTATION 51

Troriluzole Phase 2/3 Clinical Trial Design in AD

TRORILUZOLE (BHV-4157) PHASE 2/3

- **Key entry criteria**
  - Diagnosis of mild to moderate Alzheimer’s disease with Mini-Mental State Exam (MMSE) score of 14–24
- **Co-primary efficacy endpoints**
  - Alzheimer's Disease Assessment Scale (ADAS)-Cog11
  - Clinical Dementia Rating-Sum of Boxes (CDR-SB)
- **Secondary efficacy endpoints**
  - Brain volumes: MRI imaging
  - Activities of daily living: ADCS-ADL
  - Neuropsychiatric: NPI
  - Neuropsychological: NTB
  - Cognitive: MMSE/MoCA
- **Sample size: 292 subjects**
- **Randomization: 1:1**
- **Collaborator: Alzheimer’s Disease Cooperative Study**


Screening Phase
42 days
Randomized Phase
48 weeks
Troriluzole
280 mg QD
R
Placebo QD

Passed interim Futility Analysis December 2019

JUNE 2020 BIOHAVEN INVESTOR PRESENTATION 52

Cerebellar Ataxias

- Characterized by:
  - Poor balance with falls
  - Incoordination of limbs
  - Postural or kinetic tremor
  - Dysarthria / dysphagia
  - Cognitive impairment
  - Oculomotor dysfunction
- Spinocerebellar ataxia (SCA; >40 subtypes)
  - Affects 1–5.6 per 100,000 (estimated 3,200–18,000 in US)
  - Neurodegeneration of cerebellum and input/output tracts
  - Relentlessly progressive, often fatal (aspiration)
  - Increasing disability over time (requiring wheelchair, assistance with activities of daily living)
  - The 6 most common genotypes caused by triplet repeat expansion mutations, sharing many phenotypic features
  - Genetic anticipation in some: subsequent generations affected at earlier ages and with greater severity
- Other ataxias have similar core features
  - Can be recessive, dominant, immune, mitochondrial, post-stroke, e.g., Friedreich's ataxia, ataxia telangiectasia, multiple system atrophy — cerebellar type

No FDA-Approved Medications for SCA



Spinocerebellar Ataxia type 2
Cerebellar and brainstem volume loss

JUNE 2020 BIOHAVEN INVESTOR PRESENTATION 53

Troriluzole Treated SCA Patients Treated for 1 Year Compared to Matched Ashizawa Natural History Cohort

- Post-hoc analysis of patients enrolled in long-term extension of Phase 2b/3 troriluzole SCA trial
- Primary efficacy endpoint: change from baseline in the Total SARA Score after 48 weeks
- Patients from BHV4157-201 trial versus eligibility criteria matched Ashizawa Natural History cohort:
  - SCA Genotype
    - SCA1, SCA2, SCA3, SCA6
  - Age at baseline
    - 18 to 75 years of age
  - Gender
  - SARA Score at baseline
    - ≥ 8 and ≤ 30, and
  - Initial SARA gait item score ≥ 2



SCA Patients on Troriluzole vs. Natural History Cohort
Least Squares Mean² Change in Total SARA Score (from baseline ± SE)
1.5
1
0.5
0
-0.5
-1
Natural History (N=112)
BHV-4157-201 (N=81)
Difference: -1.41 ± 0.411
(95% confidence interval of -2.22 to -0.60) suggesting therapeutic benefits of troriluzole (p=0.0007)

1. Matched on eligibility criteria
2. ANCOVA model with fixed effects for cohort, sex, & SCA genotype with age and baseline SARA scores as covariates

Troriluzole Study (BHV4157-206) in Spinocerebellar Ataxia (SCA) Achieved Phase 2/3 start in 1Q19

SARA: Scale for the Assessment and Rating of Ataxia

JUNE 2020 BIOHAVEN INVESTOR PRESENTATION 54

Troriluzole Study BHV4157-206 Randomized Controlled Trial in SCA

Key Entry Criteria

- SCA genotypes (SCA1, SCA2, SCA3, SCA6, SCA7, SCA8, SCA10)

Design

- Sample size: 230 subjects
- Randomization: 1:1
- Stratification: by SCA genotype
- Dose: Troriluzole 200 mg QD vs. Placebo QD
- Primary Outcome: Modified SARA Scale
  - FDA aligned outcome measure

Status

- Phase 3 (initiated 1Q19)



Screening Phase
6 weeks
Randomization Phase
48 weeks
Extension Phase
48 weeks
R
Troriluzole
200 mg QD
Placebo QD
Troriluzole
200 mg QD

SARA: Scale for the Assessment and Rating of Ataxia

JUNE 2020 BIOHAVEN INVESTOR PRESENTATION 55

OCD Treatments Are Limited and Need Is Vast

- Few FDA-approved treatments
  - Serotonin reuptake inhibitors (SSRIs and clomipramine) are the only approved monotherapy
  - No new mechanisms for 30 years
- With limited efficacy[1,2]
  - <50% of patients respond well
  - 25–30% are refractory
  - Many of those categorized as ‘responders’ continue to suffer
- Leading many patients to seek invasive treatments
  - Deep brain stimulation
  - Ablative neurosurgery



Anafranil® 25 mg
1992
PROZAC®
fluoxetine hydrochloride
1994
PAXIL
PAROXETINE HCl
1996
zoloft®
(sertraline HCl)
1997

1. Hirschtritt ME et al (2017). JAMA 317(13):1358-1367. 2. Pallanti S et al (2006). Prog Neuropsychopharmacol Biol Psychiatry 30(3):400-412.

JUNE 2020 BIOHAVEN INVESTOR PRESENTATION 56

Accumulating Evidence for Glutamatergic Dysfunction in OCD

GENES

Genetic association studies:

Glutamate transporter gene (SLC1A1 on chromosome 9p24) associated w/OCD[1]

GWAS studies are focusing attention on DLGAP1, a post-synaptic scaffolding molecule at glutamate synapse

ANIMAL MODELS

↑Glutamatergic activity worsens OCD behaviors

SAPAP3 knockout mice (-/-) exhibit OCD-like behaviors[2]

SAPAP3 is an ortholog of DLGAP3, in the same family as a gene implicated by OCD GWAS studies

NEURAL NETWORKS

Multiple neuroimaging studies:

Increased activity in cortico-striatal-thalamic (CST) pathway[3]

MRS studies: Glutamate dysfunction in OCD suggested by some studies[4,5]

Spinal fluid studies: Increased glutamate in OCD patients[6]

PATIENTS IN THE CLINIC

Preliminary efficacy evidence:

Glutamate modulating agents show promise in OCD patients

Yale OCD Research Clinic

1. Arnold et al 2006; 2. Aida et a; 2015; 3. Baxter et al 1987, 1988, 1992; Nordhal et al 1989; Swedo et al 1989; Sawle et al 1991; Rubin et al 1992, 1995; Adams et al 1993; Perani et al 1995; Adams et al 1993; Perani et al 1995; McGuire et al 1994; Breiter et al 1996; Rausch et al 1996; 4. Rosenberg et al 2000; 5. Bolton et al 2001; 6. Chakrabarty et al 2005

JUNE 2020 BIOHAVEN INVESTOR PRESENTATION 57

Neurochemical Evidence for Glutamate Dysregulation in OCD /water) 4 x10 CaudateGlutamatergic Healthy Control Treatment Naïve Concentration( Subjects OCD Patients n = 11 n = 11 Rosenberg et al. 2000 Consistent with pathologic hyperactivity in cortico-striatal circuit Suggests clinical testing of agents that enhance glutamate uptake JUNE 2020 BIOHAVEN INVESTOR PRESENTATION 58

Neurochemical Evidence for Glutamate Dysregulation in OCD CSF Glutamate Concentrations Bhattacharyya et al. 2009 Consistent with pathologic hyperactivity in cortico-striatal circuit Suggests clinical testing of agents that enhance glutamate uptake JUNE 2020 BIOHAVEN INVESTOR PRESENTATION 59

Randomized Controlled Trial with Riluzole Augmentation • Outpatients with moderate-to-severe OCD severity (Y-BOCS score ≥ 21) and free of medication treatment for at least six weeks • Randomized to receive fluvoxamine (up to 200 mg/day) plus either placebo or riluzole (50 mg twice daily) * • Robust benefit on primary outcome measure (change in Y-BOCS scores) Placebo (n=25) BOCS Total Score Total BOCS - Y Riluzole (n=25) *, p<0.05; Cohen’s d 0.59 Emamzadehfard et al. 2016 YBOCS, Yale-Brown Obsessive Compulsive Scale JUNE 2020 BIOHAVEN INVESTOR PRESENTATION 60

Troriluzole Study BHV4157-202 in Randomized Controlled Trial in OCD

KEY ENTRY CRITERIA
- Moderate-to-severe OCD and inadequate response to standard of care

DESIGN
- Sample size: 226 subjects
- Randomization: 1:1
- Dose: Troriluzole 200 mg QD vs. Placebo QD (in patients on standard of care)
- Primary Outcome: Y-BOCS, a precedented outcome measure accepted by FDA

STATUS
- Enrollment active
- Expect to complete enrollment in 1Q2020


Screening Phase
42 days
Randomization Phase
12 weeks
Extension Phase
48 weeks
R
SOC + Troriluzole
200 mg QD
SOC +
Placebo QD
SOC + Troriluzole
200 mg QD
Subjects (n=226) with Moderate to severe OCD and inadequate response to standard of care

SOC, standard of care

YBOCS, Yale-Brown Obsessive Compulsive Scale

JUNE 2020 BIOHAVEN INVESTOR PRESENTATION 61

MPO PLATFORM Therapies for Neuroinflammation

Multiple System Atrophy (MSA)

VERDIPERSTAT (BHV-3241) FOR NEUROINFLAMMATION

- **Rare, rapidly progressive and fatal neurodegenerative disease**
- **Prevalence: 2–5 per 100,000**
- **Clinical symptoms**
  - Parkinsonism: characteristic tremor (not responsive to L-DOPA), rigidity, dysarthria, falls
  - Cerebellar ataxia
  - Autonomic failure: orthostatic hypotension, urinary dysfunction, erectile dysfunction
- **Prognosis: more rapidly progressive than Parkinson's disease**
  - Time to loss of ambulation: 3.5–5 years
  - Mean survival from symptom onset: 6–10 years
- **Pathology: glial cytoplasmic inclusions (GCIs) containing alpha-synuclein**
- **Disease mechanisms: oxidative stress and neuroinflammation**
- **No disease modifying treatments**
  - Symptomatic and palliative management

biohaven pharmaceuticals

JUNE 2020 BIOHAVEN INVESTOR PRESENTATION 63

Verdiperstat (BHV-3241) is a myeloperoxidase inhibitor BHV-3241 FOR NEUROINFLAMMATION • Myeloperoxidase (MPO) enzyme • Key mediator of oxidative and inflammatory processes that lead to neurodegeneration • Promotes alpha-synuclein aggregation • Increased in human MSA brains in areas of neurodegeneration1 • Verdiperstat • Potent, first-in-class, brain-penetrant MPO inhibitor • Developed by AstraZeneca (formerly AZ3241) 1. Neurotox Res 2012;21(4):393-404 JUNE 2020 BIOHAVEN INVESTOR PRESENTATION 64

Verdiperstat Neuroprotective Effects in MSA Animal Model1 BHV-3241 FOR NEUROINFLAMMATION Suppresses microglial activation Reduces GCIs of alpha-synuclein Rescues neurodegeneration Promotes functional (motor) improvements RLZ treated 1. Neurotox Res 2012;21(4):393-404 JUNE 2020 BIOHAVEN INVESTOR PRESENTATION 65

Verdiperstat Clinical Experience BHV-3241 FOR NEUROINFLAMMATION • Studied in approximately 250 subjects (healthy volunteers, Parkinson’s disease, MSA) Baseline AZD3241, 4w AZD3241, 8w • Generally safe and well tolerated • Demonstrated target engagement (↓ blood MPO activity) • Reduced neuroinflammation (microglial activation) in Parkinson’s disease • Positron Emission Tomography imaging showed decreased TSPO Jucaite et al., 2015. ligand binding JUNE 2020 BIOHAVEN INVESTOR PRESENTATION 66

Verdiperstat Phase 2 Study in MSA Completed by AstraZeneca

BHV-3241 FOR NEUROINFLAMMATION

- **Phase 2 study: randomized double-blind controlled trial**
  - N=61 subjects (MSA-C, 34; MSA-P, 24)
  - Randomized to 12 weeks treatment
  - Placebo BID vs BHV-3241 300 mg BID vs BHV-3241 600 mg BID
  - Outcome measures: UMSARS*, PET, safety (labs, AE's, ECGs, vitals)
- **Generally safe and well tolerated**
- **Emerging efficacy signals warrant further study in MSA**
  - Dose proportional benefit on mean UMSARS decline
  - Dose proportional rates of clinically meaningful improvement
  - 600 mg dose with statistical trends ($p<0.10$) for superiority over placebo on multiple UMSARS items
  - 600 mg dose shows numerical improvement on MSA Quality of life scale



Mean Change on UMSARS Total Score
UMSARS Total Change from Baseline
0
1
2
3
4
5
6
7
8
Baseline
Week 12
Placebo
AZD3241 300mg
AZD3241 600mg
1.1
2.0

* UMSARS, Unified MSA Rating Scale: primary efficacy measure for the study

JUNE 2020 BIOHAVEN INVESTOR PRESENTATION 67

Verdiperstat Plan for Phase 3 Study in MSA

BHV-3241 FOR NEUROINFLAMMATION

DESIGN

- Sample size: 252 subjects
- Randomization: 1:1
- Dose: 600 mg BID vs. Placebo

  **based on Ph2*
- Primary outcome measure: Unified MSA Rating Scale
- Sites: US, EU (UK, FR, GER, AUS, IT), CHINA

STATUS

- FDA EOP2 Meeting completed
- EU Scientific Advice received
- Study initiated 3Q2019



Screening Phase 6 weeks
Randomization Phase 1 year
R
BHV-3241 600 mg BID
Placebo BID

JUNE 2020 BIOHAVEN INVESTOR PRESENTATION 68

METALLOTHIONEIN BLOCKADE A Novel Anti-Inflammatory Therapeutic

Metallothionein Can Alter Immune Response by Influencing Cellular Trafficking Stress-causing cell damage Healthy tissue Disease propagation cycle: more stress and Extracellular MT more inflammation recruits Metallothionein production and inflammatory cell release as a “danger signal” JUNE 2020 BIOHAVEN INVESTOR PRESENTATION 70

Metallothionein: A Novel Target in the Immune Cascade • Metallothionein (MT) is an intracellular protein in non-stressed conditions • MT is released from cells/tissues that are stressed, damaged, or killed • Extracellular MT can act as a pro-inflammatory agent • MT acts as an agent of disease progression in multiple inflammatory models • MT elevations demonstrated in patients with Inflammatory Bowel Disease (IBD) • MT is elevated in diabetes, multiple brain disorders, inflammatory liver disease, inflammatory skin disease, pulmonary arterial hypertension, neoplasia, etc. • Anti-MT monoclonal antibody (UC1MT) significantly reduces disease severity in multiple models tested Pro-inflammatory Progressive Inflammatory MT induction and effects of inflammation and stress release released MT MT synthesis UC1MT blockade JUNE 2020 BIOHAVEN INVESTOR PRESENTATION 71

UC1MT Reduces Inflammation in the Adoptive T Cell Transfer Model of IBD Anti-MT performance exceeded conventional anti-TNF therapeutic JUNE 2020 BIOHAVEN INVESTOR PRESENTATION 72

UC1MT: First in Class Metallothionein Antagonist for a Novel Pro-Inflammatory Target • UC1MT is a high affinity monoclonal antibody that recognizes both mouse and human MT1 and MT2 • Confirmed the role of MT involvement in multiple disease models with better activity than anti-TNF • Evidence of molecular mechanism • Demonstrated the ability reduce markers of inflammation by UC1MT • Strong global patent protection of Anti-MT antibody therapeutic in several disease areas JUNE 2020 BIOHAVEN INVESTOR PRESENTATION 73

2020 Milestones/Commercial Transformation

2020 Milestones & Next Steps 1Q20 Rimegepant approval in acute treatment of migraine 1Q20 Phase 3 topline data for rimegepant in preventive treatment of migraine 2Q20 Phase 2/3 topline data of troriluzole in OCD 4Q20/ Phase 2/3 trial data of troriluzole in Alzheimer’s Disease 1Q21 2021 Phase 3 clinical trial data for verdiperstat for the treatment of MSA OCD: Obsessive-Compulsive Disorder, MSA: Multiple System Atrophy JUNE 2020 BIOHAVEN INVESTOR PRESENTATION 75

neuroinnovation Zydis® is a registered trademark of Catalent. WWW.BIOHAVENPHARMA.COM Rilutek® is a registered trademark of Covis Pharma B.V. NYSE: BHVN Reyvow is a trademark of Eli Lilly and Company © 2020 Biohaven Pharmaceuticals Inc. All rights reserved.